MULTIFAMILY NOTE

US $137,917,250.00	July 31, 2018
FOR VALUE RECEIVED, the undersigned (individually and collectively, “Borrower”) promises to pay to the order of BERKELEY POINT CAPITAL LLC, a Delaware limited liability company (“Lender”), the principal amount of ONE HUNDRED THIRTY-SEVEN MILLION NINE HUNDRED SEVENTEEN THOUSAND TWO HUNDRED FIFTY AND NO/100 Dollars (US $137,917,250.00) (the “Advance”), together with interest thereon accruing at the Interest Rate on the unpaid principal balance from the date the Advance proceeds are disbursed until fully paid in accordance with the terms hereof and of that certain Master Credit Facility Agreement dated as of July 31, 2018 by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Agreement”). This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Advance evidenced hereby is made.
1.Defined Terms.
Capitalized terms used and not specifically defined in this Multifamily Note (this “Note”) have the meanings given to such terms in the Master Agreement.
2.Repayment.
Borrower agrees to pay the principal amount of the Advance and interest on the principal amount of the Advance from time to time outstanding at the Interest Rate or such other rate or rates and at the times specified in the Master Agreement, together with all other amounts due to Lender under the Loan Documents. The outstanding balance of the Advance and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date, together with all other amounts due to Lender under the Loan Documents.
3.Security.
The Advance evidenced by this Note, together with all other Indebtedness is secured by, among other things, the Security Instrument, the Master Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Master Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Master Agreement, the terms and provisions of the Master Agreement shall govern.
4.Acceleration.
In accordance with the Master Agreement, if an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Advance, any accrued and unpaid interest,

Multifamily Note – Multistate (MCFA)	Form 6010.MCFA	1
Fannie Mae	12-17	© 2017 Fannie Mae
STEADFAST (STAR)/Berkeley Point (2018 MCFA)

including interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other amounts payable under this Note, the Master Agreement and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower, unless applicable law requires otherwise (and in such case, after satisfactory notice has been given).
5.Personal Liability.
The provisions of Article 3 (Personal Liability) of the Master Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
6.Governing Law.
This Note shall be governed in accordance with the terms and provisions of Section 15.01 (Choice of Law; Consent to Jurisdiction) of the Master Agreement.
7.Waivers.
Except as expressly provided in the Master Agreement, presentment, demand for payment, notice of nonpayment and dishonor, protest and notice of protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, and grace and diligence in collecting the Indebtedness are waived by Borrower, for and on behalf of itself, Guarantor and Key Principal, and all endorsers and guarantors of this Note and all other third party obligors or others who may become liable for the payment of all or any part of the Indebtedness.
8.Commercial Purpose.
Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise or activity, and not for agricultural, personal, family or household purposes.
9.Construction; Joint and Several Liability.
(a)    Section 15.09 (Construction) of the Master Agreement is hereby incorporated herein as if fully set forth in the body of this Note.
(b)    If more than one Person executes this Note as Borrower, the obligations of such Person shall be joint and several.
10.Notices.
All Notices required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 15.03 (Notice) of the Master Agreement.

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11.Time is of the Essence.
Borrower agrees that, with respect to each and every obligation and covenant contained in this Note, time is of the essence.
12.Loan Charges Savings Clause.
Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Advance and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note, the Master Agreement nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with all applicable laws governing the maximum rate or amount of interest payable on the Indebtedness evidenced by this Note and the other Loan Documents. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any interest or other charge or amount provided for in any Loan Document, whether considered separately or together with other charges or amounts provided for in any other Loan Document, or otherwise charged, taken, reserved or received in connection with the Advance, or on acceleration of the maturity of the Advance or as a result of any prepayment by Borrower or otherwise, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate any such violation. Amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of the Advance without the payment of any prepayment premium (or, if the Advance has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Master Agreement and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Master Agreement and any other Loan Documents reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Loan Documents. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, and any amount paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness, shall be deemed to be allocated and spread ratably over the stated term of the Advance. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Advance.
13.WAIVER OF TRIAL BY JURY.
TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE

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TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
14.Receipt of Loan Documents.
Borrower acknowledges receipt of a copy of each of the Loan Documents.
15.Incorporation of Schedules.
The schedules, if any, attached to this Note are incorporated fully into this Note by this reference and each constitutes a substantive part of this Note.
16.Security for this Note.
The Indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or Borrower Affiliate. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.
17.No Reborrowing.
Any portion of the Advance borrowed under this Note may not be reborrowed provided any repayment shall not affect Borrower’s ability to obtain a Future Advance pursuant to the terms of Section 2.02(c) (Making Advances) of the Master Agreement.
18.Cross-Default with Master Agreement.
The occurrence of an Event of Default under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence and during the continuance of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.
19.Advance Terms.
The provisions of Schedule 3.2 and Schedule 4.2 of the Master Agreement are hereby incorporated in their entirety as if such provisions were set forth herein.
ATTACHED SCHEDULE. The following Schedule is attached to this Note:

☐	Schedule 1 Modifications to Note
[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal (where applicable) or has caused this Note to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

STAR 1250 WEST, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR BROOKFIELD, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR BELLA TERRA, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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Fannie Mae	12-17	© 2017 Fannie Mae
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STAR CARRINGTON KC, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR SUMMER VALLEY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR WETHERINGTON, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR EAGLE LAKE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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Fannie Mae	12-17	© 2017 Fannie Mae
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STAR HARRISON PLACE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR HEARTHSTONE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR MCGINNIS FERRY, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR T-BONE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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Fannie Mae	12-17	© 2017 Fannie Mae
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STAR PRESTON HILLS, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR RANDALL HIGHLANDS, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR HUBBARD, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer
STAR TERRACE COVE, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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Fannie Mae	12-17	© 2017 Fannie Mae
STEADFAST (STAR)/Berkeley Point (2018 MCFA)

STAR AT SPRING HILL, LLC, a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a Delaware limited liability company, Its Manager
By:    _/s/ Kevin J. Keating_____________(SEAL)
Name:    Kevin J. Keating
Title:    Treasurer

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Fannie Mae	12-17	© 2017 Fannie Mae
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Pay to the order of ________________________________________, without recourse.
LENDER:

BERKELEY POINT CAPITAL LLC, a Delaware limited liability company
By:    _/s/ Jeffrey C. Day_____________________(SEAL)
Name:    Jeffrey C. Day
Title:    Chief Executive Officer

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Fannie Mae	12-17	© 2017 Fannie Mae
STEADFAST (STAR)/Berkeley Point (2018 MCFA)